UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      March 16, 2005
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                              SEACOR Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           1-12289                                     13-3542736
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    (Commission File Number)                 (IRS Employer Identification No.)

      11200 Richmond, Suite 400
           Houston, Texas                                        77082
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   (Address of Principal Executive Offices)                    (Zip Code)

                                 (281) 899-4800
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

           On March 16, 2005, SEACOR Holdings Inc., a Delaware corporation ("SEACOR"), SBLK Acquisition Corp., a Delaware corporation and wholly owned subsidiary of SEACOR ("Merger Sub"), CORBULK LLC, a Delaware limited liability company and wholly owned subsidiary of SEACOR ("LLC"), and Seabulk International, Inc., a Delaware corporation ("Seabulk") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which SEACOR will acquire Seabulk in a stock and cash transaction.

           Subject to the terms and conditions of the Merger Agreement, Seabulk will be merged with and into Merger Sub (the "Reverse Merger"), and Seabulk will continue as the surviving corporation of the Reverse Merger and as a wholly owned subsidiary of SEACOR. The transactions contemplated by the Merger Agreement are intended, for Federal income tax purposes, to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Merger Agreement contemplates that, if necessary to preserve the tax status of the transactions, immediately following the effective time of the Reverse Merger, the surviving corporation in the Reverse Merger will be merged with and into LLC and LLC shall continue as the surviving entity and as a wholly owned subsidiary of SEACOR.

           SEACOR has agreed to issue 0.2694 shares of its common stock and $4.00 in cash (the "Per Share Merger Consideration") in exchange for each issued and outstanding share of common stock of Seabulk. In certain circumstances, the portion of the merger consideration payable in cash may be reduced and shares of SEACOR common stock, having a value on the closing date equal to the cash reduction, may be substituted therefor.

           Seabulk has made customary representations, warranties and covenants in the Merger Agreement, including, subject to certain exceptions, covenants (i) to conduct its business in the ordinary course consistent with past practice between the execution of the Merger Agreement and consummation of the Merger,
(ii) not to engage in certain kinds of transactions during such period, (iii) to cause a stockholder meeting to be held to consider approval of the Merger, (iv) for its board of directors to recommend adoption and approval by its stockholders of the Merger Agreement and the transactions contemplated by the Merger Agreement, (v) not to solicit proposals relating to alternative business combination transactions or (vi) not to enter into discussions concerning or provide confidential information in connection with alternative business combination transactions. SEACOR has made customary representations, warranties and covenants in the Merger Agreement, including, subject to certain exceptions, covenants (i) not to engage in certain kinds of transactions between the execution of the Merger Agreement and consummation of the Merger, (ii) to cause a stockholder meeting to be held to consider approval of the issuance of SEACOR common stock in the Merger, or (iii) for its board of directors to recommend approval of the issuance of SEACOR common stock in the Merger.


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
           Consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions, including (i) approval by the holders of Seabulk common stock (see the discussion of the Stockholders' Agreement below),
(ii) approval of the holders of SEACOR common stock, (iii) expiration or termination of the applicable Hart-Scott-Rodino waiting period and receipt of any other required regulatory approvals, (iv) absence of any law or order prohibiting the closing, (v) the effectiveness of the Registration Statement on Form S-4 to be filed with the Commission regarding the transaction, (vi) approval for listing on The New York Stock Exchange, subject to official notice of issuance, of the shares of SEACOR common stock to be issued in the transaction, (vii) the delivery of customary opinions from counsel to SEACOR and counsel to Seabulk that the Merger will qualify as a tax-free reorganization for federal income tax purposes, (viii) subject to certain exceptions, the accuracy or representations and warranties, (ix) the absence of any material adverse effect with respect to each party's business and (x) the absence of any litigation with a reasonable likelihood of preventing the closing or imposing certain limitations. SEACOR's obligation to close is subject to additional conditions, including (i) the absence of material damage to or destruction of any of Seabulk's double-hulled U.S.-flag tankers unless adequately covered by insurance and (ii) a limitation on the number of shares of Seabulk common stock as to which appraisal rights are demanded.

           The Merger Agreement contains certain termination rights for both SEACOR and Seabulk and further provides that, upon termination of the Merger Agreement under specified circumstances, including (i) the acceptance of a superior proposal, (ii) a change of recommendation of the Seabulk board of directors in a manner adverse to SEACOR or (iii) the failure to obtain Seabulk stockholder approval, Seabulk may be required to pay SEACOR a termination fee of $21,300,000. In the event that SEACOR's stockholders do not approve the issuance of SEACOR common stock in connection with the Merger, SEACOR may be required to pay Seabulk an expense reimbursement of $5 million.

           Simultaneously with the execution of the Merger Agreement, SEACOR, Merger Sub, LLC, and Nautilus Acquisition, L.P., C/R Marine Non-U.S. Partnership, L.P., C/R Marine Domestic Partnership, L.P., C/R Marine Coinvestment, L.P., C/R Marine Coinvestment II, L.P. (the "Significant Stockholders") entered into a Stockholders' Agreement (the "Stockholders' Agreement"), dated as of March 16, 2005, pursuant to which each Significant Stockholder has agreed, among other things, to vote its shares of common stock of Seabulk for the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement.

           Shares of SEACOR common stock to be issued to the Significant Stockholders under the terms of the Merger Agreement will be subject to certain restrictions under the Securities Act of 1933, as amended. Consequently, SEACOR and the Significant Stockholders entered into a Registration Rights Agreement, dated as of March 16, 2005 (the "Registration Rights Agreement"), pursuant to which SEACOR has agreed to file a registration statement with the Commission with respect to those shares, to assist in underwritten offerings of those shares and to allow for certain additional rights, including piggyback offerings.


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
           The foregoing descriptions of the Merger Agreement, Stockholders' Agreement, Registration Rights Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the relevant document. The Merger Agreement is attached hereto as
Exhibit 2.1 and is incorporated herein by reference. The Stockholders' Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Registration Rights Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01. Other Events.

           On March 16, 2005, SEACOR and Seabulk issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

           In connection with the proposed merger, SEACOR will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of SEACOR and SEABULK that also constitutes a prospectus of SEACOR. SEACOR and SEABULK will mail the joint proxy statement/prospectus to their stockholders. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by SEACOR and SEABULK with the SEC at the SEC's website at www.sec.gov. The joint proxy statement/prospectus (when it is filed) and the other documents may also be obtained for free by accessing SEACOR's website at www.seacorholdings.com or by accessing SEABULK's website at www.seabulkinternational.com.


           SEACOR and SEABULK and their respective directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed transactions. Information regarding such persons and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. You can obtain free copies of these documents from SEACOR and SEABULK using the contact information above.

Cautionary Language Regarding Forward-Looking Information

           This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the contemplated transaction between SEACOR and SEABULK, including financial and operating results, the parties' plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SEACOR's and SEABULK's respective


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
managements and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the relevant forward-looking statements. The transaction is subject, among other things, to approval by SEACOR's stockholders of the issuance of shares of SEACOR common stock in the merger, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Act and the receipt of other required consents and approvals. Additional factors that could cause SEACOR's results to differ materially from those described in the forward-looking statements can be found in SEACOR's Annual Report on Form 10-K for the fiscal year ended December 31, 2004. Additional factors that could cause SEABULK's results to differ materially from those described in the forward-looking statements can be found in SEABULK's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

           SEACOR disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements to reflect any change in the companies expectations or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01.     Financial Statements and Exhibits

(c)            Exhibits.

2.1            Agreement and Plan of Merger, dated March 16, 2005

4.1            Registration Rights Agreement, dated March 16, 2005

10.1           Stockholders' Agreement, dated March 16, 2005

99.1           Press Release, dated March 16, 2005



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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SEACOR Holdings Inc.


                                        By:   /s/ Randall Blank
                                             -----------------------------------
                                             Name:  Randall Blank
                                             Title: Executive Vice President and
                                                    Chief Financial Officer



Date:  March 17, 2005




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
                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------

2.1                        Agreement and Plan of Merger, dated March 16, 2005

4.1                        Registration Rights Agreement, dated March 16, 2005

10.1                       Stockholders' Agreement, dated March 16, 2005

99.1                       Press Release, dated March 16, 2005





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